SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 31, 2002
                        (Date of earliest event reported)


                        MILLENNIUM BANKSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         Virginia                      0-49611                   54-1920520
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                     1601 Washington Plaza
                        Reston, Virginia                  20190
             (Address of Principal Executive Offices)   (Zip Code)


               Registrant's telephone number, including area code:
                                 (703) 464-0100







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Item 5.           Other Events.

         The press release issued by the Registrant on July 31, 2002 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

                  99 Press release issued by the Registrant on July 31, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MILLENNIUM BANKSHARES CORPORATION
                                   (Registrant)



Date:  July 31, 2002               By:   /s/ Carroll C. Markley
                                         ---------------------------------------
                                         Carroll C. Markley
                                         Chairman and Chief Executive Officer




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                                  Exhibit Index


     Exhibit No.           Description
     -----------           -----------

         99 Press release issued by the Registrant on July 31, 2002.